THE MEDICAL SPECIALISTS FUND
                      (A SERIES OF INGENUITY CAPITAL TRUST)

                                   PROSPECTUS

                                 MARCH 15, 2000

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Ingenuity Capital Trust (the "Trust") currently offers one series of shares to investors, The Medical Specialists Fund (the "Fund"). The Fund is non-diversified and its investment objective is long-term growth of capital. Current income is not a consideration when selecting the Fund's investments.

                                TABLE OF CONTENTS

RISK/RETURN SUMMARY...........................................................2

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISK FACTORS........4

OPERATION OF THE FUND.........................................................6

HOW TO PURCHASE SHARES........................................................7

HOW TO REDEEM SHARES..........................................................8

SHAREHOLDER SERVICES..........................................................10

DIVIDENDS AND DISTRIBUTIONS...................................................10

TAXES.........................................................................10

CALCULATION OF SHARE PRICE....................................................11

FINANCIAL HIGHLIGHTS..........................................................12


RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Medical Specialists Fund's investment objective is long-term growth of capital.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
The Medical Specialists Fund seeks to achieve its objective by investing at least 65% of its assets in the medical/healthcare industry in common stock, of companies that the Investment Adviser considers to have a strong earnings growth outlook and potential for capital appreciation. The Investment Adviser defines the medical/healthcare industry to include cardiovascular medical devices, minimally invasive surgical tools, pharmaceuticals, generic drugs and managed care providers. The Fund may invest in the stocks of small, medium and large-sized companies.

WHAT ARE THE PRINCIPAL RISK FACTORS OF INVESTING IN THE FUND?
CONCENTRATION OF INVESTMENTS IN THE MEDICAL/HEALTHCARE INDUSTRY RISKS: The Fund will be subject to greater risk because of its concentration of investments in the medical/healthcare industry generally and within specific segments thereof. Some of the special risks include substantial investments in technological research and development that may or may not be successful, potentially rapid obsolescence of products or technology, dependence upon governmental policies regarding reimbursement of healthcare costs, above-average dependence upon proprietary rights such as patents, and above-average governmental regulation, including approval of products and services. Companies in some segments of the medical/healthcare industry may be subject to short product cycles and aggressive pricing which may increase their volatility. The value of investments in the medical/healthcare industry can and often does fluctuate dramatically and may expose you to greater than average financial and market risk. Additionally, companies in this industry are dependent upon consumer and business acceptance as new technologies evolve. Concentrating investments in a single issuer or a group of issuers makes the value of the Fund's shares more susceptible to adverse developments affecting a single issuer or industry than a more diversified fund.

STOCK MARKET RISKS: The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Fund or Investment Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

PORTFOLIO MANAGEMENT RISKS: The strategies used by the portfolio manager in selecting stocks for the Fund's portfolio may not always be successful. The stocks selected by the portfolio manager may decline in value or not increase in value when the stock market in general is rising.

SMALL AND MEDIUM-SIZED COMPANIES RISKS: Small and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

NON-DIVERSIFICATION RISKS: The Fund is a non-diversified fund. As such, the Fund has added risk because it may invest a greater percentage of assets in a more limited number of issuers compared to other mutual funds.

PERFORMANCE SUMMARY
As a newly-organized series of the Trust, the Fund has no operating history. However, the bar chart and table show performance information of the Firsthand Medical Specialists Fund, a former series of Firsthand Funds, that was reorganized into the Fund on March 15, 2000. The Firsthand Medical Specialist Fund was managed by the same Investment Adviser and portfolio manager as the Fund. The bar chart indicates the risks of investing in the Fund by showing the changes in its performance from year to year (on a calendar year basis). The table shows how the Firsthand Medical Specialists Fund's average annual returns for one-year and since inception compare to those of broad-based securities market indices. HOW THE FIRSTHAND MEDICAL SPECIALISTS FUND PERFORMED IN THE PAST IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

Medical Specialist Fund
Return for the Year ended 12/31

1998      -4.55%
1999      52.13%

-------------------- ----------- ------------
Best Quarter:        Q4 1998     +31.97%
-------------------- ----------- ------------
Worst Quarter:       Q2 1998     -19.74%
-------------------- ----------- ------------

------------------------------------- ------------ -------------------
AVERAGE ANNUAL TOTAL RETURNS
(ended 12/31/1999)                    One Year      Since Inception*
------------------------------------- ------------ -------------------
THE MEDICAL SPECIALISTS FUND          52.13%             20.57%
Standard & Poor's 500 Index(1)        21.04%             24.01%
Russell 3000 Healthcare Index(2)      -7.96%             12.41%
------------------------------------- ------------ -------------------
* The Fund commenced the public offering of its shares on December 10, 1997, as The Firsthand Medical Specialists Fund, a series of Firsthand Funds.

(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.
(2) The Russell 3000 Healthcare Index is comprised of 255 healthcare stocks in the Russell 3000 (large and small-cap) Index.

EXPENSE INFORMATION
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------- ----------
Maximum sales charge (load) imposed on purchases          None(1)
Maximum sales charge (load) imposed on reinvested         None
dividends
Maximum deferred sales charge (load)                      None
Exchange fee                                              None
Redemption fee                                            None(2)
--------------------------------------------------------- ----------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------- ----------
Management Fees                                           1.50%
Distribution (12b-1) Fees                                 None
Other Expenses(3)                                         0.45%
Total Annual Fund Operating Expenses(4)                   1.95%
--------------------------------------------------------- ----------

(1) IRA Accounts are assessed a $12.50 annual fee and a $15 redemption fee.

(2) The Fund's transfer agent charges a wire redemption fee of $12.

(3)The percentage in "Other Expenses" is based on estimated amounts for the current fiscal year. The Investment Adviser receives an annual compensation of 0.45% of average daily net assets for Fund administration duties. From this compensation, the Investment Advisor pays all expenses of the Fund.

(4)Under the Investment Advisory and Management Agreement dated November 24, 1999, the Investment Adviser has contractually agreed that the Fund's total annual operating expenses will be 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. This arrangement is definite for two years until November 23, 2001 and will continue thereafter as long as the Fund's Board of Trustees annually renews the Investment Advisory and Management Agreement.

EXAMPLE:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, your dividends and distributions have been reinvested, and that the Fund's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                             1 YEAR                 3 YEAR*
                             ------                 -------
                             $ 198                   $ 612

*The amount shown assumes that the Investment Advisory and Management Agreement is re-approved by the Fund's Board of Trustees after the initial 2-year period.


INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISK FACTORS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The investment objective of the Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
To achieve its goal of long-term growth of capital, the Fund invests at least 65% of its assets in securities of companies in the medical/healthcare industry. At any point in time, however, the Fund may invest more than 25% of its assets in any one segment of the medical/healthcare industry.

The Investment Adviser considers the medical/healthcare industry to consist of companies primarily engaged in the design, manufacture or sale of products or services used for or in connection with medicine or healthcare. The Investment Adviser considers a company to be PRIMARILY ENGAGED in the medical or healthcare industry if over 50% of the company's actual or anticipated (1)products or services, or (2) assets, revenues or profits, are related to that industry.

The following list illustrates some of the types of medical/healthcare companies in which the Fund may invest:

o NON-BIOTECHNOLOGY PHARMACEUTICALS
o BIOTECHNOLOGY PHARMACEUTICALS
o GENERIC DRUGS
o MINIMALLY INVASIVE SURGICAL TOOLS
o CARDIOVASCULAR MEDICAL DEVICES
o MANAGED CARE PROVIDERS

The equity securities in which the Fund may invest include common stock, preferred stock, convertible preferred stock and warrants. The securities selected will typically be traded on a national securities exchange, the NASDAQ System or over-the-counter, and may include securities of both large (over $1 billion capitalized) companies as well as smaller (less than $1 billion capitalized) companies. Although certain of the Fund's investments may produce dividends, interest or other income, current income is not a consideration in selecting the Fund's investments.

The Investment Adviser selects securities for the Fund's portfolio by valuing a company and purchasing securities of the company when the Investment Adviser believes that the company's value exceeds the market price. The Investment Adviser values a company by focusing on the company's fundamental worth. A company's fundamental worth is the value of the basic businesses of the company, including products, technologies, customer relationships and other sustainable competitive advantages.

The Investment Adviser considers the following factors when analyzing fundamental worth of a company:

o assets and earning power;
o price-earnings ratios compared with sales;
o balance sheet strength; and
o a strong competitive position in market share, brand identification, technological exclusivity, product and service.

The Investment Adviser considers three factors when selling securities from the Fund's portfolio:

(1) Whether the performance of the security has achieved the Fund's objective of long term capital growth;

(2) Whether the Investment Adviser's outlook has changed about the security (e.g. anticipated changes in the company's market place do not result); and

(3) Whether the security is no longer attractive because it no longer meets the Fund's criteria for purchase or because of circumstances impacting the security's value (e.g. unexpected regulatory delays).

RISK FACTORS
CONCENTRATION OF INVESTMENTS IN THE MEDICAL/HEALTHCARE INDUSTRY RISKS
The Fund will invest primarily in companies within the medical/healthcare industry. The Fund will be subject to greater risk because of its concentration of investments in this a single industry. Some of the special risks include substantial investments in technological research and development that may or may not be successful, potentially rapid obsolescence of products or technology, dependence upon governmental policies regarding reimbursement of healthcare costs, above-average dependence upon proprietary rights such as patents, and above-average governmental regulation, including approval of products and services. Companies in some segments of the medical/healthcare industry may be subject to short product cycles and aggressive pricing which may increase their volatility. Investments in the medical/healthcare industry include the risk that the economic prospects, and the share prices, of companies in the medical/healthcare industry can fluctuate dramatically due to industry-specific changes or developments in the regulatory or competitive environments. Accordingly, investments by the Fund in companies in the medical/healthcare industry may expose investors to greater than average financial and market risk.

STOCK MARKET RISKS
The Fund invests primarily in equity securities (principally common stocks), which by definition entail risk of loss of capital. Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions and other factors beyond the control of the Fund or the Investment Adviser. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly. The Fund may invest up to 15% of its net assets in illiquid securities.

SMALL AND MEDIUM-SIZED COMPANIES RISKS
The Fund may, from time to time, invest a substantial portion of its assets in companies with small or medium-sized capitalization. Small or medium-sized capitalization companies often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small capitalization companies may be subject to wider price fluctuations than the fluctuations for larger capitalization companies. When making large sales of securities having small trading volumes, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

TEMPORARY DEFENSIVE MEASURES
For defensive purposes, the Fund may temporarily hold all or a portion of its assets in money market instruments. Such action may help the Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

PORTFOLIO TURNOVER RISKS
The Investment Adviser may engage in active trading of its portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a high turnover rate (100% or more). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund's performance.

YEAR 2000 PROBLEM
The Fund and its service providers depend upon the smooth functioning of their computer systems. Unfortunately, because of the way dates are encoded and calculated, many computer systems in use today cannot recognize the year 2000, but revert to 1900 or another incorrect date. Computer failures due to the year 2000 problem could negatively impact the handling of securities trades and pricing and account services. The Fund has received representations from its software vendors and service providers regarding their readiness and initiatives for the Year 2000 issue. However, due to the uncertainty of the Year 2000 issue and the Fund's reliance on various service providers to perform essential functions, the Fund could have difficulty calculating its net asset value, processing orders for share sales and delivering account statements and other information to shareholders. For instance, brokers and other intermediaries that hold shareholder accounts may still experience incompatibility problems. It is important to keep in mind that year 2000 issues may also negatively impact the companies in which the Fund invests and, by extension, the value of those companies' shares held by the Fund.


OPERATION OF THE FUND
--------------------------------------------------------------------------------

THE FUND
The Fund commenced the public offering of its shares on December 10, 1997, as The Firsthand Medical Specialists Fund, a series of The Firsthand Funds, a Delaware business trust. On March 5, 2000, shareholders of the Firsthand Medical Specialists Fund approved reorganizing the fund into the Ingenuity Medical Specialists Fund, a series of Ingenuity Capital Trust. The reorganization was effective on March 15, 2000. The Firsthand Medical Specialists Fund was managed by the same portfolio manager and Investment Adviser of the Fund.

INVESTMENT ADVISER
The Trust retains Ingenuity Capital Management LLC (the "Investment Adviser"), to manage the investments of the Fund. The Investment Adviser is located at 26888 Almaden Court, Los Altos, California, 94022. Kendrick W. Kam is the President of the Investment Adviser and also serves as a Trustee of the Trust. The Investment Adviser has no other assets under management besides the Fund.

The Investment Adviser receives a management fee at the annual rate of 1.50% of its average daily net assets from the Fund. The Investment Advisory and Management Agreement requires the Investment Adviser to waive its management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

PORTFOLIO MANAGER
Kendrick W. Kam has served as portfolio manager of the Fund ever since its inception as a series of Firsthand Funds. From 1994 until 1999, prior to becoming President of the Investment Advisor, Mr. Kam served as portfolio manager for three Firsthand Funds, which were all technology and medical-related mutual funds. Prior to 1994, Mr. Kam was co-founder and Vice President of Marketing and Finance for Novoste Puerto Rico, Inc., a medical device company headquartered in Aguadilla, Puerto Rico. Mr. Kam has a Bachelor of Science Degree in Finance from Santa Clara University and a Masters of Business Administration in Marketing from Stanford University.

FUND ADMINISTRATION, TRANSFER AGENT, AND CUSTODY SERVICES
Ingenuity Capital Management LLC provides administrative services to the Fund. Firstar Mutual Fund Services, LLC provides transfer agent services to the Fund and is located in Milwaukee, Wisconsin. Firstar Bank, N.A., serves as custodian for the Fund.

DISTRIBUTOR
Rafferty Capital Markets, Inc. (the "Underwriter"), serves as principal underwriter for the Fund and as such, is the exclusive agent for the distribution of shares of the Fund.


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

OPENING AN ACCOUNT - $10,000 MINIMUM
You may open an account directly through the Fund's Transfer Agent or through a brokerage firm or financial institution that has agreed to sell the Fund's shares. An account application is included with this prospectus.

Your initial investment in the Fund ordinarily must be at least $10,000. Lower minimums are available if you are purchasing shares of the Fund through certain brokerage firms. If you are investing for an IRA, the minimum initial investment is $2,000.

ADDITIONAL INVESTMENTS - $50 MINIMUM
You may purchase and add shares to your account through the Fund's Transfer Agent or through a brokerage firm or financial institution that has agreed to sell the Fund's shares. The minimum additional investment is $50. Each additional purchase request must contain the account name and number to permit proper crediting.

PURCHASING SHARES THROUGH YOUR BROKER
Any order placed with a brokerage firm is treated as if it were placed directly with the Trust. Your shares will be held in a pooled account in the broker's name, and the broker will maintain your individual ownership information. In addition, your brokerage firm may charge you a fee for handling your order. Your brokerage firm is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Trust's Prospectus. Purchase orders given to such agents must be received by the Transfer Agent prior to 4:00 p.m., eastern time, on any business day to be confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of agents to transmit properly completed orders promptly. Agents may charge a fee (separately negotiated with their customer) for effecting purchase orders.

PURCHASING SHARES BY MAIL
You may also open an account and make an initial investment in the Fund by sending a check and a completed account application form to the addresses below. Checks should be made payable to "INGENUITY CAPITAL TRUST." Third party checks will not be accepted.

BY REGULAR MAIL                            BY OVERNIGHT MAIL
Ingenuity Capital Trust                    Ingenuity Capital Trust
Firstar Mutual Fund Services, LLC          Firstar Mutual Fund Services, LLC
P.O. Box 701                               615 East Michigan Street
Milwaukee, Wisconsin  53201-0701           Milwaukee, Wisconsin  53202

NOTE: THE FUND DOES NOT CONSIDER THE U.S. POSTAL SERVICE OR OTHER INDEPENDENT DELIVERY SERVICES TO BE ITS AGENTS. THEREFORE, DEPOSITS IN THE MAIL OR WITH SUCH SERVICES, OR RECEIPT AT FIRSTAR MUTUAL FUND SERVICES, LLC'S POST OFFICE BOX OF PURCHASE APPLICATIONS OR REDEMPTION REQUESTS DO NOT CONSTITUTE RECEIPT BY FIRSTAR MUTUAL FUND SERVICES, LLC OR THE FUND.

PURCHASING SHARES BY WIRE
Provided the Trust has received a completed account application form, you may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (Nationwide toll-free 1-888-884-8482) for instructions. You should be prepared to give the Fund name, the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank that will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not timely receive and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days prior notice to shareholders. You may use the following wire instructions:

       Firstar Bank, N.A.
       Milwaukee, WI  53202
       ABA #:  075000022
       Credit:  Firstar Mutual Fund Services, LLC
       Account #:  112-952-137
       Further Credit:Ingenuity Capital Trust, The Medical Specialists Fund
                      (name/title on the account & account #)

WHEN PURCHASE ORDERS ARE RECEIVED
Shares of the Fund are sold on a continuous basis at the net asset value next determined after the Trust or an agent has received your purchase order. Purchase orders received by the Transfer Agent prior to 4:00 p.m., eastern time, on any business day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day.

The Transfer Agent (or your broker) mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust reserves the right to limit the amount of investments and to refuse to sell to any person. If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.


HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares of the Fund on any day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire. If you would like your proceeds to go somewhere other than your home address or bank address of record, you may send a letter of instruction signed by all owners of the account. The letter will need to have all signatures guaranteed by an eligible guarantor institution.

REDEEMING BY TELEPHONE
You may redeem shares having a value of less than $50,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide toll-free 1-888-884-8482). The redemption proceeds will normally be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to all new accounts (except for IRAs). If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Transfer Agent and instruct them to remove this privilege from your account.

You may change the bank or brokerage account which you have designated at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous 30 days.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

REDEEMING BY MAIL
You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $50,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed. Written redemption requests may also direct that the proceeds be deposited directly in a domestic bank or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

REDEEMING THROUGH BROKER-DEALERS
You may also redeem shares of the Fund by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may charge you a fee for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to promptly transmit wire redemption orders.

ADDITIONAL REDEMPTION INFORMATION
If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application and you will be charged a $12 processing fee by the Fund's Transfer Agent. The Trust reserves the right, upon 30 days written notice, to change the processing fee. All charges will be deducted from your account by redeeming shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution by way of an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Trust reserves the right to require you to close your account, other than an IRA account, if at any time the value of your shares is less than $10,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax. Requests that do not indicate a preference will be subject to withholding.


SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

Contact the Transfer Agent (nationwide toll-free 1-888-884-8482) for additional information about the shareholder services described below.

RETIREMENT PLANS
You may purchase shares of the Fund for your individual retirement plans. Please call the Transfer Agent at the above number for the most current listing and appropriate disclosure documentation on how to open a retirement account.

AUTOMATIC INVESTMENT PLAN
By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon 30 days written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account, which would reduce your return from an investment in the Fund. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund expects to distribute substantially all of its net investment income and net realized gains, if any, at least annually. Unless you provide a written request to receive payments in cash, your dividends and distributions will automatically be reinvested in additional shares of the Fund. You may indicate on your application whether or not you wish to have your dividends distributed in cash payments. All distributions will be based on the net asset value in effect on the payable date.

If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value. All future distributions will automatically be reinvested in shares of the Fund. No interest will accrue on amounts represented by uncashed distribution checks.


TAXES
--------------------------------------------------------------------------------

The Fund intends to continue to qualify and to be treated as a "regulated investment company" under Subchapter M of the Code by annually distributing substantially all of its net investment company taxable income, net tax-exempt income and net capital gains in dividends to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax or excise tax on that part of its investment company taxable income and net realized short-term and long-term capital gains which it distributes to its shareholders in accordance with the Code's timing requirements.

Dividends and distributions paid to shareholders (whether received in cash or reinvested in additional shares) are generally subject to federal income tax and may be subject to state and local income tax. Dividends from net investment income and distributions from any excess of net realized short-term capital gains over net realized capital losses are taxable to shareholders (other than tax-exempt entities that have not borrowed to purchase or carry their shares of the Fund) as ordinary income.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

The Trust will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.


CALCULATION OF SHARE PRICE
--------------------------------------------------------------------------------

The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open for business and may also be determined on any other day when there is a purchases or redemption of the shares of the Fund. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.

Portfolio securities are valued as follows: (1) securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

As a newly-organized series of the Trust, the Fund has no operating history. However, the financial highlights table below shows financial performance information of the Firsthand Medical Specialists Fund, a former series of Firsthand Funds, that was reorganized into the Fund on March 15, 2000. The Firsthand Medical Specialist Fund was managed by the same Investment Adviser and portfolio manager as the Fund. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that you would have earned or lost on an investment in the Firsthand Medical Specialists Fund (assuming you reinvested all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

-------------------------------------------- ----------- ---------- -----------
                                               Year         Year       Period
                                               Ended        Ended       Ended
                                              12/31/99    12/31/98  12/31/97(A)
-------------------------------------------- ----------- ---------- -----------
NET ASSET VALUE AT BEGINNING OF PERIOD         $9.66      $10.12      $10.00
                                             ----------- ---------- -----------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)               (0.06)     (0.10)       0.01
    Net realized and unrealized gains
    (losses) on investments                     5.05      (0.36)       0.11
                                             ----------- ---------- -----------
Total from investment operations                4.99      (0.46)       0.12
                                             ----------- ---------- -----------
LESS DISTRIBUTIONS:
    Dividends from net investment income         --         --          --
    Distributions from net realized gains      (0.48)       --          --
                                             ----------- ---------- -----------
Total distributions                            (0.48)       --          --
                                             ----------- ---------- -----------
NET ASSET VALUE AT END OF PERIOD               $14.17      $9.66      $10.12
                                             ----------- ---------- -----------
TOTAL RETURN                                   52.13%     (4.55%)    1.20%(B)
                                             ----------- ---------- -----------
Net assets at end of period (millions)         $16.6       $4.5        $2.4
                                             ----------- ---------- -----------
Ratio of expenses to average net assets        1.77%       1.95%     1.81%(C)
Ratio of net investment income (loss) to
    average net assets                        (0.91%)     (1.33%)    1.75%(C)
Portfolio turnover rate                         71%        160%         0%
-------------------------------------------- ----------- ---------- -----------

(A) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997.
(B)  Not Annualized.
(C)  Annualized.


INGENUITY CAPITAL TRUST                    UNDERWRITER
26888 Almaden Court                        Rafferty Capital Markets, Inc.
Los Altos, CA  94022                       1311 Mamaroneck Avenue
                                           White Plains, NY 10605

INVESTMENT ADVISER                         TRANSFER AGENT
Ingenuity Capital Management LLC           Firstar Mutual Fund Services, LLC
26888 Almaden Court                        615 East Michigan Street
Los Altos, CA  94022                       Milwaukee, WI  53202

Additional information about the Fund is included in the Statement of Additional Information ("SAI") dated December 14, 1999, which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during the last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make shareholder inquiries about the Fund, please call:

                                 1-888-884-8482

You may review and obtain copies of Fund information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of information may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

                                                    Investment Act No. 811-09445